MERRILL LYNCH
GLOBAL
CONVERTIBLE
FUND, INC.









FUND LOGO









Annual Report

October 31, 1995


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Global Convertible
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Harry E. Dewdney, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank & Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

Important Tax
Information

Of the ordinary income distributions paid quarterly by Merrill Lynch Global Convertible Fund, Inc. during the year ended October 31, 1995, 15.52% qualifies for the dividends-received deduction for corporations. Additionally, the Fund distributed long-term capital gains of $0.029068 per share to shareholders of record as of December 16, 1994.

The law varies in each state as to whether and what percent-age of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you con-sult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of the Fund's total assets invested in Federal obligations as of the end of each quar-ter of the fiscal year.


For the Quarter Ended                     Federal Obligations*

January 31, 1995                                 16.80%
April 30, 1995                                   12.60%
July 31, 1995                                    13.10%
October 31, 1995                                  4.50%


Of the Fund's dividends paid quarterly to shareholders from ordinary income during the year ended October 31, 1995, 8.39% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

[FN]
*For purposes of this calculation, Federal obligations include US Treasury
 Notes, US Treasury Bills, and US Treasury Bonds. Also included are obliga-tions issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

TO OUR SHAREHOLDERS

With the US equity averages reaching
all time highs and long-term interest
rates falling dramatically (as evidenced by the US government 30-year bond yield at levels not seen since the Federal Reserve Board began tighten-ing rates in February 1994), investors have had many reasons to be pleased thus far in 1995. Some of the factors creating this environment include a stable inflation rate, an economy that appears to be under control, a some-what firmer US dollar in recent weeks and a rather healthy liquidity flow into mutual funds, especially equity mutual funds.

While there has been some apprehen-
sion concerning a sell-off in equity
markets and higher interest rates,
these events have not materialized
and any drops in equity markets have
been rather small and short in dura-
tion, especially since investors are
continually looking to invest available
assets.

There are still expectations that the
Federal Reserve Board may ease once
or twice during the rest of 1995 as
gross domestic product (GDP) remains
below potential levels and inflation
pressures remain small. At the same
time, credit demand is fading as
consumers ease off on some pur-
chases, after higher levels earlier in
the year. One of the near-term threats
to both bond and equity markets in
the United States could be the high
level of bullish sentiment pervading
most investor arenas, a situation that
certainly merits observation.

Overseas, equity markets have gener-
ally been firm, although most major
markets have performed sharply below
the levels in the United States. Correc-tions occurred in most European markets in September and October from the summer's best levels. In Asia, major markets were rather diverse with the Hong Kong Hang Seng Index up over 19% in 1995 while the Tokyo
Nikkei 225 Index was down over 10%
for the same period. Obviously, mar-
kets in Asia are subject to their own
developments. In Japan, equity
markets were adversely affected by
economic conditions, political con-
siderations, the general malaise in
the banking sector, earthquakes and
most recently Daiwa Bank's trading
scandal.


Portfolio Strategy
During the Fund's fiscal year, we
increased our US allocation from 62%
of net assets to 72% because of very
strong US equity markets and our
opinion that this sector would provide
greater total returns. Our next-largest
exposure, Japan, was reduced from
19% to 15% because of the lackluster
performance in that country. We
maintained positions in Hong Kong,
the United Kingdom and France and
added positions in Holland, Mexico
and China. Our net assets rose from
approximately $61 million on October
31, 1994 to approximately $90 million
on October 31, 1995 after reaching
a high of over $160 million during
June 1995.

This rather sharp fluctuation in net
assets brought about heavy activity
in buying and selling portfolio posi-
tions during the fiscal year. It enabled us to change strategy as needed and also allowed us to create realized trading profits by selling certain positions that appeared to be ahead of general market conditions.

Fiscal Year in Review
For the year ended October 31, 1995,
the Fund's Class A, Class B, Class C
and Class D Shares had total returns
of +5.10%, +4.01%, +3.89% and
+4.89%, respectively, as compared
to a +26.39% total return for the
unmanaged Standard & Poor's 500
Average. The shortfall in the Fund's
performance relative to the S&P 500
can be attributed to several factors.

First, the Fund's global investment
mandate hampered performance,
since most world equity markets,
especially Japan, performed well
below the US equity market. However,
we maintained a greater-than-normal
allocation to US convertibles during
the year, which enhanced total return.
Furthermore, several times over the
course of the year we shifted US
investments from lower-yielding,
lower-premium issues that are more
equity-oriented to higher-yielding,
higher-premium issues which would
respond favorably in a declining inter-
est rate environment. This strategy
helped to enhance the performance
of our US investments.

Second, we did not anticipate the
very sharp upswings in the US equity
market in 1995. As a result, the Fund
had higher cash positions that
ordinarily would not be warranted.

Third, convertible securities do not
usually track equity market indexes
such as the S&P 500, but can be
expected to appreciate to a lesser
degree. This was the case during the
Fund's fiscal year. Convertible securi-
ties offer a degree of upside potential
but also tend to have some downside
price protection in sharply declining
equity markets.

In Conclusion
It is our opinion that the coming
weeks and months will continue to
offer attractive total return potentials both in the United States and abroad, although total returns in the United
States may be less dramatic than has
been the case thus far in 1995. Other
world markets should show improve-
ment, and we do expect the Japanese
equity market to become firmer as
problems there ease and government
stimulation improves the business
climate.

We thank you for your ongoing
interest in Merrill Lynch Global
Convertible Fund, Inc., and we
look forward to assisting you with
your financial needs in the months
and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President




(Harry E. Dewdney)
Harry E. Dewdney
Vice President and Portfolio Manager


December 4, 1995

PERFORMANCE DATA

About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account mainte-nance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment"graphs and the
"Recent Performance Results" and "Performance Summary" tables on pages 4-7. Data for the Fund's Class A and Class B
Shares are presented in the "Average Annual Total Return" table on pages 4 and 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" table on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended October 31, 1995.
All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representa-tion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return
Based on a
$10,000
Investment


A line graph depicting growth of an investment in the Fund's
Class A Shares compared to the growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:


                                       11/4/88**      10/95

ML Global Convertible Fund, Inc.++--
Class A Shares*                         $ 9,475      $14,993

S&P 500 Total Return Index++++          $10,000      $26,091



A line graph depicting growth of an investment in the Fund's
Class B Shares compared to the growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:



                                        2/26/88**      10/95

ML Global Convertible Fund, Inc.++--
Class B Shares*                         $10,000      $15,032

S&P 500 Total Return Index++++          $10,000      $27,610



A line graph depicting growth of an investment in the Fund's
Class C and Class D Shares compared to the growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                       10/21/94**      10/95

ML Global Convertible Fund, Inc.++--
Class C Shares*                         $10,000      $10,457

ML Global Convertible Fund, Inc.++--
Class D Shares*                         $ 9,475      $10,002

S&P 500 Total Return Index++++          $10,000      $12,850



[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Global Convertible Fund, Inc. invests primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.




Average Annual
Total Return

                                 % Return Without      % Return With
                                    Sales Charge        Sales Charge**

Class A Shares*

Year Ended 9/30/95                   + 6.84%               +1.23%
Five Years Ended 9/30/95             +10.90                +9.71
Inception (11/4/88) through 9/30/95  + 7.00                +6.17

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                     % Return            % Return
                                   Without CDSC         With CDSC**

Class B Shares*

Year Ended 9/30/95                    +5.73%               +1.73%
Five Years Ended 9/30/95              +9.76                +9.76
Inception (2/26/88) through 9/30/95   +5.65                +5.65

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after
  4 years.
**Assuming payment of applicable contingent deferred sales charge.




Aggregate
Total Return


                                     % Return            % Return
                                   Without CDSC         With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95  +5.63%               +4.63%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after
  1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                % Return Without      % Return With
                                   Sales Charge        Sales Charge**

Class D Shares*

Inception (10/21/94) through 9/30/95  +6.53%               +0.94%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance
Summary--
Class A Shares
                                    Net Asset Value                Capital Gains
Period Covered              Beginning             Ending            Distributed               Dividends Paid*            % Change**
11/4/88--12/31/88            $ 9.97               $ 9.76              $0.173                      $0.101                  + 0.68%
1989                           9.76                 9.50               0.431                       0.483                  + 6.83
1990                           9.50                 8.20               0.047                       0.497                  - 8.07
1991                           8.20                 9.06               0.151                       0.382                  +17.22
1992                           9.06                 9.67               0.123                       0.267                  +11.12
1993                           9.67                10.68               0.081                       0.327                  +14.74
1994                          10.68                10.29               0.029                       0.304                  - 0.54
1/1/95--10/31/95              10.29                10.71                  --                       0.369                  + 7.67
                                                                      ------                      ------
                                                                Total $1.035                Total $2.730

                                                                                  Cumulative total return as of 10/31/95: +58.23%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares
                                    Net Asset Value                Capital Gains
Period Covered              Beginning             Ending            Distributed               Dividends Paid*            % Change**
2/26/88--12/31/88            $10.00               $ 9.77              $0.173                      $0.313                  + 2.63%
1989                           9.77                 9.51               0.431                       0.376                  + 5.68
1990                           9.51                 8.25               0.047                       0.373                  - 8.94
1991                           8.25                 9.12               0.151                       0.284                  +15.99
1992                           9.12                 9.74               0.123                       0.166                  + 9.99
1993                           9.74                10.74               0.081                       0.228                  +13.48
1994                          10.74                10.35               0.029                       0.205                  - 1.45
1/1/95--10/31/95              10.35                10.77                  --                       0.271                  + 6.67
                                                                      ------                     -------
                                                                Total $1.035               Total $ 2.216

                                                                                  Cumulative total return as of 10/31/95: +50.32%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PERFORMANCE DATA (concluded)



Performance
Summary--
Class C Shares
                                    Net Asset Value                Capital Gains
Period Covered              Beginning             Ending            Distributed               Dividends Paid*            % Change**
10/21/94--12/31/94           $10.74               $10.33              $0.029                      $0.162                  - 2.03%
1/1/95--10/31/95              10.33                10.75                  --                       0.276                  + 6.74%
                                                                      ------                      ------
                                                                Total $0.029                Total $0.438

                                                                                   Cumulative total return as of 10/31/95: +4.57%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class D Shares
                                    Net Asset Value                Capital Gains
Period Covered              Beginning             Ending            Distributed               Dividends Paid*            % Change**
10/21/94--12/31/94           $10.69               $10.30              $0.029                      $0.170                  - 1.78%
1/1/95--10/31/95              10.30                10.72                  --                       0.349                  + 7.47
                                                                      ------                      ------
                                                                Total $0.029                Total $0.519

                                                                                   Cumulative total return as of 10/31/95: +5.56%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.





Recent
Performance
Results
                                                                                                         12 Month          3 Month
                                                                 10/31/95      7/31/95      10/31/94     % Change         % Change
ML Global Convertible Fund, Inc. Class A Shares*                  $10.71        $11.06       $10.75      - 0.09%(1)       -3.16%
ML Global Convertible Fund, Inc. Class B Shares*                   10.77         11.10        10.80      - 0.00(1)        -2.97
ML Global Convertible Fund, Inc. Class C Shares*                   10.75         11.08        10.81      - 0.27(1)        -2.98
ML Global Convertible Fund, Inc. Class D Shares*                   10.72         11.06        10.76      - 0.09(1)        -3.07
ML Global Convertible Fund, Inc. Class A Shares--Total Return*                                           + 5.10(2)        -1.28(3)
ML Global Convertible Fund, Inc. Class B Shares--Total Return*                                           + 4.01(4)        -1.50(5)
ML Global Convertible Fund, Inc. Class C Shares--Total Return*                                           + 3.89(6)        -1.54(7)
ML Global Convertible Fund, Inc. Class D Shares--Total Return*                                           + 4.87(8)        -1.27(9)
Dow Jones Industrial Average**                                  4,755.48      4,708.47     3,908.12      +21.68           +1.00
S&P 500 Index**                                                   581.50        562.06       472.35      +23.11           +3.46
Japan Nikkei Dow Jones 225**                                   17,654.64     16,677.53    19,989.60      -11.68           +5.86
London Financial Times Index**                                  3,529.10      3,463.30     3,097.40      +13.94           +1.90


  *Investment results shown do not reflect any sales charges;
   results shown would be lower if a sales charge was included. **An unmanaged broad-based Index comprised of common stocks.
(1)Percent change includes reinvestment of $0.029 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.542 per share ordinary income dividends and $0.029 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.210 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.422 per share ordinary income dividends and $0.029 per share capital gains distributions.

(5)Percent change includes reinvestment of $0.165 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.438 per share ordinary income dividends and $0.029 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.161 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.519 per share ordinary income dividends and $0.029 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.201 per share ordinary income dividends.




SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
LATIN                                      Shares                                                                Value   Percent of
AMERICA         Industries                  Held             Common Stocks                          Cost       (Note 1a) Net Assets
Mexico          Utilities--Communications  20,000    Telefonos de Mexico, S.A. de C.V.
                                                     (TELMEX) (ADR) (a)                         $   756,200   $   550,000    0.61%

                                                     Total Investments in Latin American
                                                     Securities                                     756,200       550,000    0.61


NORTH
AMERICA

United States   Metals & Mining            10,000    WHX Corp.                                      179,350       103,750    0.11

                Retail Stores              70,741    Home Depot, Inc.                             3,249,362     2,635,102    2.92

                                                     Total Investments in United States
                                                     Common Stocks                                3,428,712     2,738,852    3.03


                                                             Convertible Preferred Stocks

Canada          Oil & Gas Producers        25,000    Occidental Petroleum Corp., Pfd.,
                                                     Series A                                     1,371,600     1,412,500    1.56

                                                     Total Investments in Canadian
                                                     Convertible Preferred Stocks                 1,371,600     1,412,500    1.56

United States   Chemicals                  20,000    Ashland Oil Inc., $6.75 Pfd.                 1,065,800     1,095,000    1.21

                Data Processing            20,000    UNISYS Corp., $3.75 Pfd., Series A           1,233,875       550,000    0.61

                Food/Beverage/

                Tobacco & Household        30,000    ConAgra Inc., Pfd., Class E                    998,025     1,177,500    1.30

                Insurance                  25,000    American General Corp., Pfd.                 1,306,729     1,293,750    1.43
                                           25,000    St. Paul Companies, Inc., Pfd.               1,307,892     1,350,000    1.49
                                                                                                -----------   -----------  -------
                                                                                                  2,614,621     2,643,750    2.92

                Metals & Mining            50,000    USX Corp., $3.25 Pfd.                        2,413,750     2,362,500    2.61
                                           35,500    WHX Corp., Pfd.                              1,630,980     1,566,438    1.73
                                           20,000    WHX Corp., Pfd. B                            1,000,150       840,000    0.93
                                                                                                -----------   -----------  -------
                                                                                                  5,044,880     4,768,938    5.27

                Real Estate
                Investment Trust           50,000    Merry Land & Investment Company,
                                                     Inc., Pfd.                                   1,261,637     1,368,750    1.52

                Transportation             20,000    Delta Airlines, Inc., $3.50 Pfd. C           1,010,350     1,107,500    1.23

                                                     Total Investments in United States
                                                     Convertible Preferred Stocks                13,229,188    12,711,438   14.06



SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
NORTH AMERICA                              Face                                                                  Value   Percent of
(concluded)     Industries                Amount            Convertible Bonds                       Cost       (Note 1a) Net Assets
United States   Automobile Parts   US$  3,010,000    The Pep Boys--Manny, Moe & Jack, 4%
                                                     due 9/01/1999                              $ 2,938,775   $ 2,829,400    3.13%

                Building &              3,050,000    Masco Corp., 5.25% due 2/15/2012             2,678,000     2,828,875    3.13
                Construction

                Chemicals               1,950,000    Ashland Oil Inc., 6.75% due 7/01/2014        1,914,000     1,930,500    2.13

                Computer Services         500,000    Cray Research, Inc., 6.125% due 2/01/2011      510,000       388,125    0.43

                Environmental           3,250,000    Browning-Ferris Industries, Inc., 6.25%
                Control                              due 8/15/2012                                3,246,250     3,233,750    3.58

                Industrial              2,000,000    Rouse Co., 5.75% due 7/23/2002               1,699,000     1,940,000    2.15

                Insurance               2,000,000    Aegon N.V., 4.75% due 11/01/2004             2,420,250     2,685,000    2.97

                Leisure                 3,289,850    Time Warner Inc., 8.75% due 1/10/2015        3,405,412     3,425,556    3.79

                Machine                 2,500,000    Cooper Industries, Inc., 7.05% due
                Diversified                          1/01/2015                                    2,572,500     2,525,000    2.79

                Metals & Mining         2,000,000    Homestake Mining Co., 5.50% due 6/23/2000    2,044,250     2,000,000    2.21
                                        2,000,000    USX Corp., 7% due 6/15/2017                  1,823,850     1,875,000    2.08
                                                                                                -----------   -----------  -------
                                                                                                  3,868,100     3,875,000    4.29

                Natural Gas             3,200,000    Consolidated Natural Gas Co., 7.25%
                                                     due 12/15/2015                               3,180,750     3,328,000    3.68

                Oil & Related           3,000,000    Pennzoil Co., 4.75% due 10/01/2003           2,814,750     2,827,500    3.13

                Transportation          2,200,000    Alaska Air Group, Inc., 6.50% due 6/15/2005  2,284,750     2,040,500    2.26

                                                     Total Investments in United States
                                                     Convertible Bonds                           33,532,537    33,857,206   37.46


                                                     Total Investments in
                                                     North American Securities                   51,562,037    50,719,996   56.11


PACIFIC                                    Shares
BASIN                                       Held             Common Stocks

Hong Kong       Utilities--Electric        70,000    Shandong Huaneng Power Company Ltd.
                                                     (ADR) (a)                                      704,200       560,000    0.62

                                                     Total Investments in Hong Kong
                                                     Common Stocks                                  704,200       560,000    0.62


Japan           Financial Services         10,000    Daiwa Securities Co., Ltd.                     109,055       117,647    0.13
                                           10,000    Nikko Securities Co., Ltd.                      91,790        93,530    0.10
                                           10,000    Yamaichi Securities Co., Ltd.                   94,005        52,549    0.06
                                                                                                -----------   -----------  -------
                                                                                                    294,850       263,726    0.29

                Machinery                  20,000    Shimadzu Corp.                                 156,900       111,373    0.13

                Trading                    50,000    Marubeni Corp.                                 241,883       244,118    0.27

                                                     Total Investments in Japanese
                                                     Common Stocks                                  693,633       619,217    0.69

                                            Face
                                           Amount        Convertible Bonds

Hong Kong       Food & Beverage    US$  2,000,000    Dairy Farms International Holdings Ltd.,
                                                     6.50% due 5/10/2049                          1,977,000     1,505,000    1.67

                Real Estate             3,500,000    Wharf Capital Ltd., 5% due 7/15/2000         3,640,000     3,718,750    4.11

                                                     Total Investments in Hong Kong
                                                     Convertible Bonds                            5,617,000     5,223,750    5.78


Japan           Auto & Truck       YEN 50,000,000    No. 2 Toyota Motor Corp., 1.20%
                                                     due 1/28/1998                                  572,731       522,059    0.58

                Chemicals             100,000,000    No. 6 Sumitomo Chemical Co., 1.20%
                                                     due 9/29/2006                                1,042,946     1,160,784    1.28

                Electronics            30,000,000    No. 3 Matsushita Electric Industrial Co.,
                                                     1.40% due 9/30/1996                            362,443       313,235    0.35
                                       50,000,000    No. 5 Matsushita Electric Industrial Co.,
                                                     1.30% due 3/29/2002                            513,387       505,882    0.56
                                       50,000,000    No. 6 Matsushita Electric Industrial Co.,
                                                     1.40% due 3/31/2004                            568,638       505,392    0.56
                                       75,000,000    No. 11 Sharp Corp., 1.50% due 9/30/1998        803,237       792,647    0.88
                                                                                                -----------   -----------  -------
                                                                                                  2,247,705     2,117,156    2.35

                Food & Beverage       100,000,000    No. 9 Asahi Breweries, Ltd., 0.95%
                                                     due 12/26/2002                               1,114,675       996,079    1.10
                                       50,000,000    No. 1 Sanyo Coco-Cola Bottling, Inc.,
                                                     0.90% due 6/30/2003                            522,384       480,882    0.53
                                       50,000,000    No. 3 Sapporo Breweries, Ltd., 1.20%
                                                     due 12/18/2009                                 525,379       488,235    0.54
                                                                                                -----------   -----------  -------
                                                                                                  2,162,438     1,965,196    2.17

                Industrial             50,000,000    No. 4 NGK Spark Plug Co., Ltd., 1.30%
                                                     due 3/29/2002                                  534,324       544,118    0.60
                                       90,000,000    No. 3 Sony Corp., 1.40% due 9/30/2003        1,061,745       943,235    1.05
                                                                                                -----------   -----------  -------
                                                                                                  1,596,069     1,487,353    1.65

                Leisure                50,000,000    No. 5 Canon Co., 1% due 12/20/2002             639,008       588,235    0.65

                Machinery             100,000,000    No. 8 Matsushita Electric Works, Ltd.,
                                                     2.70% due 5/31/2002                          1,228,409     1,119,608    1.24
                                       30,000,000    No. 9 NEC Corp., 1.90% due 3/30/2001           380,163       405,000    0.45
                                       30,000,000    No. 2 Nippondenso Co., Ltd., 1.20%
                                                     due 12/26/1997                                 337,449       317,353    0.35
                                                                                                -----------   -----------  -------
                                                                                                  1,946,021     1,841,961    2.04

                Pharmaceuticals        80,000,000    No. 3 Sankyo Co., Ltd., 0.70% due
                                                     3/30/2001                                      872,081       852,549    0.94

                Retail Stores          30,000,000    No. 4 Best Denki Co., Ltd., 1.90%
                                                     due 2/28/2002                                  311,038       319,706    0.35
                                       50,000,000    No. 1 Taiyo Company Ltd., 2.50% due
                                                     2/28/2002                                      594,601       509,314    0.56
                                                                                                -----------   -----------  -------
                                                                                                    905,639       829,020    0.91

                Transportation         50,000,000    No. 6 Keihan Electric Railway Co., Ltd.,
                                                     1% due 3/31/2003                               539,009       480,882    0.53
                                       50,000,000    No. 1 Nankai Electric Railway Co., Ltd.,
                                                     2.70% due 3/30/2001                            593,306       523,529    0.58
                                       50,000,000    No. 6 Yamato Transport Co., Ltd., 1.70%
                                                     due 9/30/2002                                  539,151       531,863    0.59
                                                                                                -----------   -----------  -------
                                                                                                  1,671,466     1,536,274    1.70

                                                     Total Investments in Japanese
                                                     Convertible Bonds                           13,656,104    12,900,587   14.27


                                                     Total Investments in Pacific
                                                     Basin Securities                            20,670,937    19,303,554   21.36



SCHEDULE OF INVESTMENTS (concluded)                                                                                (in US dollars)
WESTERN                                    Shares                                                             Value     Percent of
EUROPE          Industries                  Held             Common Stocks                         Cost     (Note 1a)   Net Assets
United Kingdom  Business Services          71,944  ++Cordiant PLC (Ordinary) (b)                $   217,005   $    98,988    0.11%

                                                     Total Investments in United Kingdom
                                                     Common Stocks                                  217,005        98,988    0.11


                                      Face Amount            Convertible Bonds

France          Auto & Truck     Ffr       10,000    Peugeot S.A., 2% due 1/01/2001 (Units)       1,851,331     1,979,732    2.19

                Leisure                 4,200,000    Euro Disney SCA, 6.75% due 10/01/2001          686,297       733,954    0.81

                Pharmaceuticals             7,000    Sanofi S.A., 4% due 1/01/2000 (Units)          498,434       523,083    0.58

                                                     Total Investments in French
                                                     Convertible Bonds                            3,036,062     3,236,769    3.58

United Kingdom  Business         Pound  1,000,000    Hanson Trust PLC, 9.50% due 1/31/2006        1,651,296     1,593,361    1.76
                Services      Sterling

                Food &           Pound  1,000,000    Allied-Lyons PLC, 6.75% due 7/07/2008        1,676,191     1,526,148    1.69
                Beverage      Sterling
                                   US$  1,500,000    Grand Metropolitan PLC, 6.50% due
                                                     1/31/2000                                    1,612,500     1,695,000    1.88
                                 Pound    550,000    Northern Foods PLC, 6.75% due 8/08/2008        867,775       726,304    0.80
                              Sterling                                                          -----------   -----------  -------
                                                                                                  4,156,466     3,947,452    4.37

                Oil &                   1,200,000    EE Finance, 8.75% due 6/27/2006              1,860,229     1,878,822    2.08
                Related

                                                     Total Investments in United Kingdom
                                                     Convertible Bonds                            7,667,991     7,419,635    8.21


                                                     Total Investments in Western European
                                                     Securities                                  10,921,058    10,755,392   11.90


                                      Face Amount              Short-Term Securities

United States   Commercial Paper*  US$  4,068,000    General Electric Capital Corp., 5.85%
                                                     due 11/01/1995                               4,068,000     4,068,000    4.50

                US Government &                      US Treasury Bills:
                Agency Obligations*     2,500,000      5.18% due 11/16/1995                       2,494,604     2,494,604    2.76
                                        1,733,000      5.20% due 11/16/1995                       1,729,245     1,729,245    1.91
                                                                                                -----------   -----------  -------
                                                                                                  4,223,849     4,223,849    4.67


                                                     Total Investments in Short-Term Securities   8,291,849     8,291,849    9.17


                Total Investments                                                               $92,202,081    89,620,791   99.15
                                                                                                ===========
                Unrealized Appreciation on Forward Foreign Exchange Contracts**                                   193,435    0.21

                Other Assets Less Liabilities                                                                     577,152    0.64
                                                                                                              -----------  -------
                Net Assets                                                                                    $90,391,378  100.00%
                                                                                                              ===========  =======

              ++Non-income producing security.
             (a)American Depositary Receipts (ADR).
             (b)Formerly Saatchi & Saatchi Co., PLC.
               *Commercial Paper and certain US Government & Agency
                Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
              **Forward foreign exchange contracts as of October 31, 1995 are as follows:

                                                                      Unrealized
                                                                     Appreciation
                                                                    (Depreciation)
                Foreign Currency Sold     Expiration Date              (Note 1c)
                Frf   2,500,000            December 1995               $   (786)
                YEN 500,000,000            November 1995                194,221

                Total Unrealized Appreciation--Net on Forward Foreign
                Exchange Contracts (US$ Commitment--$5,623,096)        $193,435
                                                                       ========

                See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                   As of October 31, 1995
Assets:            Investments, at value (identified cost--$92,202,081) (Note 1a)                                     $ 89,620,791
                   Unrealized appreciation on forward foreign exchange contracts (Note 1c)                                 193,435
                   Cash                                                                                                        544
                   Receivables:
                     Interest                                                                         $   809,769
                     Capital shares sold                                                                  201,129
                     Dividends                                                                             14,167        1,025,065
                                                                                                      -----------
                   Prepaid expenses (Note 1f)                                                                               29,297
                                                                                                                      ------------
                   Total assets                                                                                         90,869,132
                                                                                                                      ------------

Liabilities:       Payables:
                     Capital shares redeemed                                                              267,863
                     Distributor (Note 2)                                                                  59,158
                     Investment adviser (Note 2)                                                           53,838          380,859
                                                                                                     ------------
                   Accrued expenses and other liabilities                                                                   96,895
                                                                                                                      ------------
                   Total liabilities                                                                                       477,754
                                                                                                                      ------------

Net Assets:        Net assets                                                                                         $ 90,391,378
                                                                                                                      ============

Net Assets         Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                     $    220,620
Consist of:        Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                          544,624
                   Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                           42,774
                   Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                           32,636
                   Paid-in capital in excess of par                                                                     87,164,944
                   Undistributed investment income--net                                                                    931,245
                   Undistributed realized capital gains on investments and foreign currency
                   transactions--net                                                                                     3,843,618
                   Unrealized depreciation on investments and foreign currency transactions--net                        (2,389,083)
                                                                                                                      ------------
                   Net assets                                                                                         $ 90,391,378
                                                                                                                      ============

Net Asset          Class A--Based on net assets  of $23,633,829 and 2,206,197 shares outstanding                      $      10.71
Value:                                                                                                                ============
                   Class B--Based on net assets of $58,659,692 and 5,446,237 shares outstanding                       $      10.77
                                                                                                                      ============
                   Class C--Based on net assets of $4,598,551 and 427,738 shares outstanding                          $      10.75
                                                                                                                      ============
                   Class D--Based on net assets of $3,499,306 and 326,365 shares outstanding                          $      10.72
                                                                                                                      ============

                   See Notes to Financial Statements.




STATEMENT OF OPERATIONS

                   For the Year Ended October 31, 1995
Investment         Interest and discount earned (net of $20,462 foreign withholding tax)                              $  5,414,906
Income             Dividends (net of $726 foreign withholding tax)                                                         991,934
(Notes 1d & 1e):                                                                                                      ------------
                   Total income                                                                                          6,406,840
                                                                                                                      ------------

Expenses:          Account maintenance and distribution fees--Class B (Note 2)                        $    881,358
                   Investment advisory fees (Note 2)                                                       779,627
                   Transfer agent fees--Class B (Note 2)                                                   277,707
                   Printing and shareholder reports                                                        151,132
                   Registration fees (Note 1f)                                                              99,085
                   Professional fees                                                                        94,953
                   Transfer agent fees--Class A (Note 2)                                                    66,621
                   Account maintenance and distribution fees--Class C (Note 2)                              54,473
                   Accounting services (Note 2)                                                             47,336
                   Directors' fees and expenses                                                             46,681
                   Custodian fees                                                                           42,370
                   Transfer agent fees--Class C (Note 2)                                                    18,499
                   Transfer agent fees--Class D (Note 2)                                                     9,526
                   Account maintenance fees--Class D (Note 2)                                                8,311
                   Pricing fees                                                                              4,654
                   Other                                                                                     6,938
                                                                                                      ------------
                   Total expenses                                                                                        2,589,271
                                                                                                                      ------------
                   Investment income--net                                                                                3,817,569
                                                                                                                      ------------

Realized &         Realized gain from:
Unrealized Gain      Investments--net                                                                   3,843,632
(Loss) on            Foreign currency transactions--net                                                   756,724        4,600,356
Investments &                                                                                        ------------
Foreign Currency   Change in unrealized appreciation/depreciation on:
Transactions--Net    Investments--net                                                                  (1,499,846)
(Notes 1b, 1c,       Foreign currency transactions--net                                                   313,800       (1,186,046)
1e & 3):                                                                                             ------------     ------------
                   Net realized and unrealized gain on investments and foreign currency transactions                     3,414,310
                                                                                                                      ------------
                   Net Increase in Net Assets Resulting from Operations                                               $  7,231,879
                                                                                                                      ============

                   See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    For the Year Ended October 31,
                   Increase (Decrease) in Net Assets:                                                     1995             1994
Operations:        Investment income--net                                                            $  3,817,569     $    914,075
                   Realized gain on investments and foreign currency transactions--net                  4,600,356          806,359
                   Change in unrealized appreciation/depreciation on investments and foreign
                   currency transactions--net                                                          (1,186,046)      (1,834,527)
                                                                                                     ------------     ------------
                   Net increase (decrease) in net assets resulting from operations                      7,231,879         (114,093)
                                                                                                     ------------     ------------

Dividends &        Investment income--net:
Distributions to     Class A                                                                             (983,944)        (148,368)
Shareholders         Class B                                                                           (2,414,489)        (616,538)
(Note 1g):           Class C                                                                             (162,116)              --
                     Class D                                                                             (132,498)              --
                   Realized gain on investments--net:
                     Class A                                                                             (133,107)         (36,309)
                     Class B                                                                             (832,533)        (244,353)
                     Class C                                                                              (20,618)              --
                     Class D                                                                              (14,017)              --
                                                                                                     ------------     ------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders                                                                     (4,693,322)      (1,045,568)
                                                                                                     ------------     ------------

Capital Share      Net increase in net assets derived from capital share transactions                  26,499,640       28,124,292
Transactions                                                                                         ------------     ------------
(Note 4):

Net Assets:        Total increase in net assets                                                        29,038,197       26,964,631
                   Beginning of year                                                                   61,353,181       34,388,550
                                                                                                     ------------     ------------
                   End of year*                                                                      $ 90,391,378     $ 61,353,181
                                                                                                     ============     ============

                  *Undistributed investment income--net (Note 1h)                                    $    931,245     $    220,749
                                                                                                     ============     ============

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                   The following per share data and ratios have been derived                      Class A
                   from information provided in the financial statements.               For the Year Ended October 31,

                   Increase (Decrease) in Net Asset Value:                  1995          1994       1993        1992        1991
Per Share          Net asset value, beginning of year                   $    10.75     $   11.08   $   9.79    $   9.39   $   8.37
Operating                                                               ----------     ---------   --------    --------   --------
Performance:       Investment income--net                                      .42           .33        .23         .21        .25
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net                      .11          (.27)      1.45         .68       1.22
                                                                        ----------     ---------   --------    --------   --------
                   Total from investment operations                            .53           .06       1.68         .89       1.47
                                                                        ----------     ---------   --------    --------   --------
                   Less dividends and distributions:
                     Investment income--net                                   (.46)         (.30)      (.23)       (.25)      (.37)
                     Realized gain on investments--net                        (.11)         (.09)      (.16)       (.24)      (.08)
                                                                        ----------     ---------   --------    --------   --------
                   Total dividends and distributions                          (.57)         (.39)      (.39)       (.49)      (.45)
                                                                        ----------     ---------   --------    --------   --------
                   Net asset value, end of year                         $    10.71     $   10.75   $  11.08    $   9.79   $   9.39
                                                                        ==========     =========   ========    ========   ========

Total Investment   Based on net asset value per share                        5.10%         0.61%     17.64%      10.00%     18.09%
Return:**                                                               ==========     =========   ========    ========   ========

Ratios to Average  Expenses, net of reimbursement                            1.38%         1.66%      2.22%       2.47%      2.47%
Net Assets:                                                             ==========     =========   ========    ========   ========
                   Expenses                                                  1.38%         1.66%      2.22%       2.86%      2.87%
                                                                        ==========     =========   ========    ========   ========
                   Investment income--net                                    4.03%         2.97%      2.36%       2.61%      3.16%
                                                                        ==========     =========   ========    ========   ========

Supplemental       Net assets, end of year (in thousands)               $   23,634     $   7,850   $  4,557    $  2,283   $    448
Data:                                                                   ==========     =========   ========    ========   ========
                   Portfolio turnover                                      101.12%        38.04%     26.02%       4.91%     18.02%
                                                                        ==========     =========   ========    ========   ========



                   The following per share data and ratios have been derived                      Class B
                   from information provided in the financial statements.               For the Year Ended October 31,

                   Increase (Decrease) in Net Asset Value:                  1995          1994       1993        1992        1991
Per Share          Net asset value, beginning of year                   $    10.80     $   11.13   $   9.84    $   9.44   $   8.39
Operating                                                               ----------     ---------   --------    --------   --------
Performance:       Investment income--net                                      .37           .21        .13         .12        .18
                   Realized and unrealized gain (loss) on
                   investments and foreign currency transactions--net          .05          (.25)      1.46         .67       1.20
                                                                        ----------     ---------   --------    --------   --------
                   Total from investment operations                            .42          (.04)      1.59         .79       1.38
                                                                        ----------     ---------   --------    --------   --------
                   Less dividends and distributions:
                     Investment income--net                                   (.34)         (.20)      (.14)       (.15)      (.25)
                     Realized gain on investments--net                        (.11)         (.09)      (.16)       (.24)      (.08)
                                                                        ----------     ---------   --------    --------   --------
                   Total dividends and distributions                          (.45)         (.29)      (.30)       (.39)      (.33)
                                                                        ----------     ---------   --------    --------   --------
                   Net asset value, end of year                         $    10.77     $   10.80   $  11.13    $   9.84   $   9.44
                                                                        ==========     =========   ========    ========   ========

Total Investment   Based on net asset value per share                        4.01%         (.37%)    16.45%       8.77%     16.79%
Return:**                                                               ==========     =========   ========    ========   ========

Ratios to Average  Expenses, excluding account maintenance and
Net Assets:        distribution fees and net of reimbursement                1.37%         1.69%      2.26%       2.49%      2.50%
                                                                        ==========     =========   ========    ========   ========
                   Expenses, net of reimbursement                            2.37%         2.69%      3.26%       3.49%      3.50%
                                                                        ==========     =========   ========    ========   ========
                   Expenses                                                  2.37%         2.69%      3.26%       3.96%      3.88%
                                                                        ==========     =========   ========    ========   ========
                   Investment income--net                                    2.95%         1.95%      1.32%       1.53%      2.25%
                                                                        ==========     =========   ========    ========   ========

Supplemental       Net assets, end of year (in thousands)               $   58,660     $  53,121   $ 29,831    $ 13,975   $ 14,973
Data:                                                                   ==========     =========   ========    ========   ========
                   Portfolio turnover                                      101.12%        38.04%     26.02%       4.91%     18.02%
                                                                        ==========     =========   ========    ========   ========

                                                                                   Class C                      Class D
                                                                                             For the                     For the
                                                                            For the          Period         For the      Period
The following per share data and ratios have been derived                     Year           Oct. 21,        Year        Oct. 21,
from information provided in the financial statements.                       Ended          1994++ to        Ended      1994++ to
                                                                            Oct. 31,         Oct. 31,       Oct. 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:                                       1995           1994++++        1995        1994++++
Per Share          Net asset value, beginning of period                     $  10.81        $  10.74       $  10.76     $  10.69
Operating                                                                   --------        --------       --------     --------
Performance:       Investment income--net                                        .36              --            .42           --
                   Realized and unrealized gain on investments and
                   foreign currency transactions--net                            .05             .07            .09          .07
                                                                            --------        --------       --------     --------
                   Total from investment operations                              .41             .07            .51          .07
                                                                            --------        --------       --------     --------
                   Less dividends and distributions:
                   Investment income--net                                       (.36)             --           (.44)          --
                   Realized gain on investments--net                            (.11)             --           (.11)          --
                                                                            --------        --------       --------     --------
                   Total distributions and distributions                        (.47)             --           (.55)          --
                                                                            --------        --------       --------     --------
                   Net asset value, end of period                           $  10.75        $  10.81       $  10.72     $  10.76
                                                                            ========        ========       ========     ========

Total Investment   Based on net asset value per share                          3.89%            .65%+++       4.87%         .65%+++
Return:**                                                                   ========        ========       ========     ========

Ratios to Average  Expenses, excluding account maintenance and
Net Assets:        distribution fees                                           1.41%           4.64%*         1.37%        4.88%*
                                                                            ========        ========       ========     ========
                   Expenses                                                    2.41%           5.64%*         1.62%        5.13%*
                                                                            ========        ========       ========     ========
                   Investment income--net                                      2.99%          (1.74%)*        3.79%       (1.24%)*
                                                                            ========        ========       ========     ========

Supplemental       Net assets, end of period (in thousands)                 $  4,598        $    203       $  3,499     $    179
Data:                                                                       ========        ========       ========     ========
                   Portfolio turnover                                        101.12%          38.04%        101.12%       38.04%
                                                                            ========        ========       ========     ========

                  *Annualized.
                 **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
               ++++Based on average shares outstanding during the period.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broad-est and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) such transactions expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on opera-tions is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures con-tracts for the purpose of hedging the market risk on existing securi-ties or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amor-tization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain differences between undistributed net realized capital gains for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accord-ingly, current year's permanent book/tax differences of $585,974 have been reclassified from undistributed net realized capital gains to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that the MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee.

No fee payment will be made to MLAM during any fiscal year that will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment
Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Account               Distribution
                                  Maintenance Fee               Fee

Class B                                0.25%                   0.75%
Class C                                0.25%                   0.75%
Class D                                0.25%                     --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

NOTES TO FINANCIAL STATEMENTS (concluded)



For the year ended October 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD            MLPF&S

Class A                                 $1,587          $17,943
Class D                                 $4,666          $57,847


For the year ended October 31, 1995, MLPF&S received contingent deferred sales charges of $329,050 and $3,929 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $4,200 in commissions on the execu-tion of portfolio security transactions for the Fund for the year ended October 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $126,341,654 and $95,552,264, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:

                                          Realized        Unrealized
                                      Gains (Losses)    Gains (Losses)

Long-term investments                  $ 3,844,159       $(2,581,290)
Short-term investments                        (527)               --
Foreign currency transactions            1,037,678            (1,228)
Forward foreign exchange contracts        (280,954)          193,435
                                       -----------       -----------
Total                                  $ 4,600,356       $(2,389,083)
                                       ===========       ===========

As of October 31, 1995, net unrealized depreciation for Federal income tax purposes aggregated $2,581,290, of which $1,954,618 related to appreciated securities and $4,535,908 related to depreciated securities. At October 31, 1995, the aggregate cost of investments for Federal income tax purposes was $92,202,081.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $26,499,640 and $28,124,292 for the years ended October 31, 1995 and October 31, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                     Dollar
Ended October 31, 1995                        Shares            Amount

Shares sold                                  4,429,386       $47,904,765
Shares issued to shareholders in reinvest-
ment of dividends and distributions             91,827           983,674
                                           -----------       -----------
Total issued                                 4,521,213        48,888,439
Shares redeemed                             (3,044,979)      (33,329,139)
                                           -----------       -----------
Net increase                                 1,476,234       $15,559,300
                                           ===========       ===========

Class A Shares for the Year                                     Dollar
Ended October 31, 1994                         Shares           Amount

Shares sold                                    552,279       $ 5,969,087
Shares issued to shareholders in reinvest-
ment of dividends and distributions             13,838           147,006
                                           -----------       -----------
Total issued                                   566,117         6,116,093
Shares redeemed                               (247,561)       (2,665,037)
                                           -----------       -----------
Net increase                                   318,556       $ 3,451,056
                                           ===========       ===========


Class B Shares for the Year                                     Dollar
Ended October 31, 1995                         Shares           Amount

Shares sold                                  7,306,514       $77,802,488
Shares issued to shareholders in
reinvestment of dividends
and distributions                              244,737         2,595,029
                                           -----------       -----------
Total issued                                 7,551,251        80,397,517
Automatic conversion of shares                (159,520)       (1,700,100)
Shares redeemed                             (6,861,967)      (75,080,334)
                                           -----------       -----------
Net increase                                   529,764       $ 3,617,083
                                           ===========       ===========

Class B Shares for the Year                                     Dollar
Ended October 31, 1994                         Shares           Amount

Shares sold                                  3,053,210       $33,198,057
Shares issued to shareholders in
reinvestment of dividends
and distributions                               62,480           619,865
                                           -----------       -----------
Total issued                                 3,115,690        33,817,922
Shares redeemed                               (878,683)       (9,525,443)
                                           -----------       -----------
Net increase                                 2,237,007       $24,292,479
                                           ===========       ===========


Class C Shares for the Year                                     Dollar
Ended October 31, 1995                         Shares           Amount

Shares sold                                  1,012,755       $10,768,784
Shares issued to shareholders in
reinvestment of dividends
and distributions                               13,905           149,071
                                           -----------       -----------
Total issued                                 1,026,660        10,917,855
Shares redeemed                               (617,701)       (6,780,755)
                                           -----------       -----------
Net increase                                   408,959       $ 4,137,100
                                           ===========       ===========


Class C Shares for the Period
October 21, 1994++ to                                            Dollar
October 31, 1994                                Shares           Amount

Shares sold                                     18,780       $   202,593
Shares redeemed                                     (1)              (11)
                                           -----------       -----------
Net increase                                    18,779       $   202,582
                                           ===========       ===========

[FN]
++Commencement of Operations.

Class D Shares for the Year                                     Dollar
Ended October 31, 1995                         Shares           Amount

Shares sold                                    593,147       $ 6,348,782
Automatic conversion of shares                 160,026         1,700,100
Shares issued to shareholders in
reinvestment of dividends
and distributions                               10,076           107,975
                                           -----------       -----------
Total issued                                   763,249         8,156,857
Shares redeemed                               (453,469)       (4,970,700)
                                           -----------       -----------
Net increase                                   309,780       $ 3,186,157
                                           ===========       ===========

Class D Shares for the Period                                   Dollar
October 21, 1994++ to October 31, 1994         Shares           Amount

Shares sold                                     16,586       $   178,186
Shares redeemed                                     (1)              (11)
                                           -----------       -----------
Net increase                                    16,585       $   178,175
                                           ===========       ===========

[FN]
++Commencement of Operations.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Convertible Fund, Inc.:

We have audited the accompanying statement of assets and liabili-ties, including the schedule of investments, of Merrill Lynch Global Convertible Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the finan-cial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995, by correspondence with the custodian and broker. An audit also includes assessing the accounting princi-ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Convertible Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1995
</AUDIT-REPORT>